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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 6, 2000, with respect to the financial statements of eCredit.com, Inc. included in Post Effective Amendment No. 2 to the Registration Statement (Form S-4 No. 333-34722) and related Prospectus of Internet Capital Group, Inc.

                                     /s/ Ernst & Young LLP

Boston, Massachusetts
August 8, 2000